LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EMERGING MARKETS EQUITY FUND

December 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Emerging Markets Equity Fund delivered an exceptional return of 33% for the 12 months ended October 31, 1999.

This was the highest annual return in the fund's history, and its strongest of any 12-month period. Still, the fund did underperform the Lipper Emerging Markets Equity Fund Average and the MSCI Emerging Markets Free Index. Of course, the index return is exclusive of fees and expenses.

The fund's net asset value rose to $7.74 from $6.25 after paying an income dividend of approximately $0.43 per share over the 12-month period.

Included in this report is an interview with Douglas Dooley, managing director, and a senior manager on the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated



----------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS................ 1   FUND FACTS AND HIGHLIGHTS........ 5

FUND PERFORMANCE.......................... 2   FINANCIAL STATEMENTS............. 8

PORTFOLIO MANAGER Q&A..................... 3
----------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on November 30, 1993,* would have declined to $8,424 on October 31, 1999.

Another way is to review a fund's average annual total return. This calculation takes the fund's actual return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION* November 30, 1993 - October 31, 1999

[GRAPH]



               JPM EMERGING MKTS   MSCI EMERGING     LIPPER EMERGING     EMERGING MKTS
                  EQUITY FUND     MKTS FREE INDEX   MKTS FUNDS INDEX   BLENDED BENCHMARK
11/30/93            10,000             10,000           10,000             10,000
12/31/93            11,493             11,653           11,449             11,926
 1/31/94            12,244             11,865           11,995             12,281
 2/28/94            11,971             11,654           11,680             11,862
 3/31/94            10,956             10,599           10,755             10,876
 4/30/94            10,615             10,387           10,420             10,938
 5/31/94            10,820             10,743           10,656             11,226
 6/30/94            10,546             10,447           10,229             11,019
 7/31/94            11,063             11,096           10,791             11,719
 8/31/94            12,078             12,473           11,789             12,994
 9/30/94            12,341             12,615           11,920             13,402
10/31/94            12,127             12,388           11,684             13,118
11/30/94            11,659             11,743           11,163             12,557
12/31/94            10,622             10,800           10,290             11,863
 1/31/95             9,324              9,651            9,345             10,277
 2/28/95             9,076              9,404            9,186             10,144
 3/31/95             9,274              9,464            9,299             10,118
 4/30/95             9,581              9,888            9,667             10,609
 5/31/95             9,968             10,414           10,099             11,234
 6/30/95            10,017             10,445           10,127             11,298
 7/31/95            10,424             10,679           10,479             11,734
 8/31/95            10,136             10,428           10,264             11,311
 9/30/95            10,027             10,378           10,253             11,123
10/31/95             9,562              9,981            9,830             10,492
11/30/95             9,274              9,803            9,640             10,321
12/31/95             9,556             10,238            9,948             10,629
 1/31/96            10,285             10,965           10,802             11,384
 2/29/96            10,245             10,791           10,714             11,203
 3/31/96            10,365             10,875           10,767             11,291
 4/30/96            10,704             11,310           11,207             11,742
 5/31/96            10,774             11,260           11,331             11,690
 6/30/96            10,804             11,330           11,397             11,763
 7/31/96            10,285             10,556           10,722             10,959
 8/31/96            10,515             10,826           11,014             11,239
 9/30/96            10,455             10,919           11,086             11,337
10/31/96            10,165             10,628           10,810             11,034
11/30/96            10,285             10,806           11,058             11,219
12/31/96            10,368             10,855           11,256             11,270
 1/31/97            11,212             11,596           12,162             12,039
 2/28/97            11,513             12,092           12,614             12,554
 3/31/97            11,483             11,775           12,356             12,224
 4/30/97            11,423             11,795           12,441             12,246
 5/31/97            11,825             12,133           12,951             12,596
 6/30/97            12,417             12,782           13,675             13,271
 7/31/97            12,829             12,973           14,085             13,469
 8/31/97            11,493             11,322           12,842             11,755
 9/30/97            11,925             11,636           13,344             12,081
10/31/97             9,825              9,727           11,315             10,098
11/30/97             9,544              9,372           10,904              9,730
12/31/97             9,577              9,598           11,080              9,964
 1/31/98             8,878              8,845           10,312              9,183
 2/28/98             9,425              9,768           11,226             10,141
 3/31/98             9,881             10,192           11,663             10,581
 4/30/98             9,962             10,081           11,759             10,466
 5/31/98             8,513              8,699           10,255              9,032
 6/30/98             7,540              7,787            9,333              8,084
 7/31/98             7,803              8,034            9,643              8,341
 8/31/98             5,584              5,711            6,929              5,929
 9/30/98             5,787              6,073            7,123              6,305
10/31/98             6,334              6,713            7,731              6,969
11/30/98             6,658              7,271            8,180              7,549
12/31/98             6,628              7,166            8,081              7,439
 1/31/99             6,454              7,050            7,953              7,319
 2/28/99             6,345              7,119            7,885              7,391
 3/31/99             7,063              8,057            8,707              8,364
 4/30/99             8,076              9,054            9,833              9,399
 5/31/99             7,967              9,001            9,739              9,345
 6/30/99             8,740             10,022           10,880             10,405
 7/31/99             8,565              9,750           10,645             10,123
 8/31/99             8,576              9,839           10,526             10,215
 9/30/99             8,380              9,506           10,147              9,869
10/31/99             8,424              9,708           10,507             10,079

                        72
                    -2.86%             -0.50%                               0.13%



PERFORMANCE                                          TOTAL RETURNS        AVERAGE ANNUAL TOTAL RETURNS
                                                     ------------------   ------------------------------------------
                                                     THREE     SIX        ONE         THREE     FIVE      SINCE
AS OF OCTOBER 31, 1999                               MONTHS    MONTHS     YEAR        YEARS     YEARS     INCEPTION*
--------------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Equity Fund             -1.65%     4.31%     33.00%     -6.07%     -7.03%    -2.86%
MSCI Emerging Markets Free Index                     -0.43%     7.23%     44.63%     -2.97%     -4.76%    -0.50%
Lipper Emerging Markets Equity Fund Index            -1.75%     5.28%     36.41%     -4.30%     -4.74%      N/A
Emerging Markets Benchmark**                         -0.43%     7.23%     44.63%     -2.97%     -5.13%     0.13%
As of September 30, 1999
--------------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Equity Fund             -4.11%    18.64%     44.82%     -7.11%     -7.45%    -2.98%
MSCI Emerging Markets Free Index                     -5.15%    17.99%     56.52%     -4.52%     -5.50%    -0.86%
Lipper Emerging Markets Equity Fund Index            -6.99%    16.40%     45.14%     -5.98%     -5.71%      N/A
Emerging Markets Benchmark**                         -5.15%    17.99%     56.52%     -4.52%     -5.94%    -0.23%


*The fund commenced operations on November 15, 1993 and has provided an average annual return of 2.43% from that date through October 31, 1999. For the purpose of comparison, the "since inception" returns in the table above are calculated from November 30, 1993, the first date when data for the fund, its benchmark, and its Lipper category average were available.

**International Finance Corporation (IFC) Global Index adjusted for limited-access countries (capped weights of 5% in Chile, India, Korea and Taiwan, and 15% in Malaysia through August 31, 1993, from September 1, 1993 forward Malaysia not capped) through December 31, 1994. From January 1, 1995 through December 31, 1995 IFC Investable Index (excluding South Africa after April 1, 1995) and the MSCI Emerging Markets Free Index thereafter. The indices are unmanaged portfolios which measure emerging market equity performance. They do not include fees or expenses and are not available for actual investment.

Past performance is no guarantee of future results. Returns are net of fees and assume the reinvestment of distributions and reflect the reimbursement of certain fund expenses as described in the prospectus. Had expenses not been subsidized returns would have been lower. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with Douglas Dooley, managing director, and a senior manager on the portfolio management team. Doug has senior responsibility for emerging markets equity investing at J.P. Morgan Investment Management. Prior to accepting this position, he headed international research in London. He joined Morgan's U.S. equity research in 1979 and subsequently managed institutional and balanced accounts. He holds a B.S. from American University and an M.B.A. from Columbia University. He is a Chartered Financial Analyst. This interview was conducted on November 9, 1999, and reflects his views on that date.

THIS HAS BEEN THE FUND'S BEST YEAR SINCE ITS INCEPTION. WHAT HAPPENED?

DD: We've never had a 12-month period with this kind of return. It's so strong because we are coming off the excessively depressed levels following the Asian market crisis last year, the Russian debt default, and the rescue of Long Term Capital. Prices were very low at that time compared to what companies were worth because investors wanted to avoid all types of risk.

Now, a year later, there's been a remarkable improvement. First, the International Monetary Fund, the World Bank, and the U.S. Treasury successfully engineered confidence in the financial system by providing liquidity last fall. Second, at the country level, the improvement has been dramatic. Korea, for example, has been able to swing its current account deficit into a surplus, increasing net exports by 10% of GDP - an enormous change. Finally, at the company level, there has been considerable evidence of restructuring, as companies sold off businesses that didn't fit and raised huge amounts of new capital.

HAS THE LANDSCAPE BEEN PERMANENTLY ALTERED?

DD: There's no question that we're on a reform path. At all three levels: international policy, local government policy, and corporate policy, events over the last 12 months have reestablished confidence. For example, the risk premium in emerging market bonds has contracted from 1200-1300 to 900 basis points. After being downgraded below investment grade, Korea is now once again investment grade. The largest Chaebols (conglomerates) in that country have sold off 62 subsidiaries in the first half of this year, over twice the 29 sold off all of last year to further their restructuring.

WHAT REGIONS PERFORMED THE BEST OVER THE LAST 12 MONTHS?

DD: The strongest performing region by far was Asia - up close to 70% - paced by Korea, which gained more than 160%. Europe and the Middle East returned 57% while Latin America trailed by rising 18%.

HOW DID THE FUND FARE VERSUS ITS COMPETITION AND THE INDEX?

DD: We trailed, largely by underweighting the Greek market, which doubled on enthusiasm that the country would join the European Monetary Union. We thought the prices we were being asked to pay were too high - four to five times book value for banks and 30 times earnings for industrial companies. It seemed completely out of line.

AFTER A RECORD YEAR, I WONDER, IS THIS AS GOOD AT IT GETS?

DD: Remember, this great return follows a very difficult 1998, when we were down more than 30%. The loss was painful. The recovery comes out of that. But no, we don't think it's as good as it gets. Maybe it's as good as it gets in acceleration off the bottom, but the prices we are paying for emerging markets equity still appear reasonable to us. A year ago everything was cheap. That's begun to change now. We're more discriminating. There are a few markets we are willing to underweight now, such as Korea, Thailand and the Philippines, where we were overweighted a year ago.

JUST HOW REASONABLE ARE PRICES NOW IN THE EMERGING MARKETS?

DD:On a price to book measure, emerging markets are still priced at about one-third of the United States and about one half that of the international developed markets. Now I don't think we can say that emerging, underdeveloped markets should trade at the same level as developed markets, but that's a wide gap. There's a good valuation differential.

WHAT ABOUT GROWTH POTENTIAL?

DD:Emerging markets are a direct beneficiary of the global recovery in industrial production. In 1998, we effectively had a recession in the global industrial economy - it declined by 1.5%. Emerging markets supply these producers as well as produce themselves. The larger environment is very different now, with the injection of credit, the end of the inventory contraction in Asia, and a noticeable pickup in economic activity in Europe as well as Japan. The industrial production growth rate is now close to 5%. That's a big swing from -1.5% a year ago. Emerging markets will benefit from that, just as they were earlier hurt.

A second benefit is the strengthening of commodity prices that we've seen as a result of improved industrial production. Because we believe that industrial production will be relatively robust for the next 18 months, the pressure will be on prices to rise.

YOUR OUTLOOK?

DD: We're positive. We think that the emerging markets can continue to provide corporate earnings and dividends growth that is compelling and that prices can rise further to account for good, balanced growth and modest valuations.

FUND FACTS



INVESTMENT OBJECTIVE
J.P. Morgan Emerging Markets Equity Fund seeks to provide a high total return from a portfolio of equity securities of companies in emerging markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing emerging markets. As an international investment, the fund is subject to foreign market, political, and currency risk.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/15/93


--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$35,786,434


--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/99
$167,053,610


--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99


EXPENSE RATIO
The fund's current expense ratio of 1.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)


[CHART]

-    ASIA 35.4%

-    LATIN AMERICA 29.3%

-    AFRICA/MIDDLE EASH 18.8%

-    EUROPE 14.5%

-    OTHER 2.0%




LARGEST EQUITY HOLDINGS                                   % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
TELEFONOS DE MEXICO SA DE CV, CLASS L
   (SPON. ADR) (MEXICO)                                                     4.0%
SAMSUNG ELECTRONICS CO. LTD. (GDR)
   (144A) (SOUTH KOREA)                                                     3.5%
LARSEN & TOUBRO LTD. (GDR) (INDIA)                                          2.1%
KOREA ELECTRIC POWER CORP. (SOUTH KOREA)                                    2.0%
P.T. UNILEVER INDONESIA (INDONESIA)                                         1.7%
HOUSING & COMMERCIAL BANK, KOREA
   (GDR) (SOUTH KOREA)                                                      1.6%
DE BEERS CONSOLIDATED MINES LTD.
   (SOUTH AFRICA)                                                           1.5%
HELLENIC TELECOMMUNICATION ORGANIZATION SA
   (OTE) (GREECE)                                                           1.5%
COMPANIA ANONIMA NACIONAL TELEFONOS
   DE VENEZUELA (ADR) (VENEZUELA)                                           1.5%
ISCOR LTD. (SOUTH AFRICA)                                                   1.3%


DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks; prospective investors should refer to the fund's prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                           THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Equity
  Portfolio ("Portfolio"), at value                $ 35,908,534
Receivable for Shares of Beneficial Interest Sold        59,500
Receivable for Expense Reimbursements                     8,056
Prepaid Trustees' Fees                                      168
Prepaid Expenses and Other Assets                           828
                                                   ------------
    Total Assets                                     35,977,086
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              150,483
Shareholder Servicing Fee Payable                         7,435
Administrative Services Fee Payable                         748
Fund Services Fee Payable                                    20
Accrued Expenses                                         31,966
                                                   ------------
    Total Liabilities                                   190,652
                                                   ------------
NET ASSETS
Applicable to 4,621,557 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $ 35,786,434
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                               $7.74
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 48,847,034
Distributions in Excess of Net Investment Income       (506,624)
Accumulated Net Realized Loss on Investment         (23,906,698)
Net Unrealized Appreciation of Investment            11,352,722
                                                   ------------
    Net Assets                                     $ 35,786,434
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $74,249)                                $   754,855
Allocated Interest Income                                         21,878
Allocated Portfolio Expenses                                    (407,201)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                                  369,532
FUND EXPENSES
Shareholder Servicing Fee                          $ 77,984
Transfer Agent Fees                                  35,533
Registration Fees                                    16,210
Printing Expenses                                    10,588
Professional Fees                                     9,893
Administrative Services Fee                           8,070
Fund Services Fee                                       622
Administration Fee                                      463
Amortization of Organization Expenses                   340
Insurance Expense                                       261
Miscellaneous                                        15,284
                                                   --------
    Total Fund Expenses                             175,248
Less: Reimbursement of Expenses                     (36,814)
                                                   --------
NET FUND EXPENSES                                                138,434
                                                             -----------
NET INVESTMENT INCOME                                            231,098
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   (4,681,964)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         12,813,734
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $ 8,362,868
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       231,098   $       540,552
Net Realized Loss on Investment Allocated from
  Portfolio                                             (4,681,964)      (21,321,466)
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                   12,813,734         4,221,119
                                                   ---------------   ---------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          8,362,868       (16,559,795)
                                                   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (1,145,086)         (314,588)
In Excess of Net Investment Income                        (454,486)               --
                                                   ---------------   ---------------
    Total Distributions to Shareholders                 (1,599,572)         (314,588)
                                                   ---------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        47,462,457        50,161,046
Reinvestment of Dividends                                1,347,553           270,492
Cost of Shares of Beneficial Interest Redeemed         (43,173,746)      (55,614,003)
                                                   ---------------   ---------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                      5,636,264        (5,182,465)
                                                   ---------------   ---------------
    Total Increase (Decrease) in Net Assets             12,399,560       (22,056,848)
NET ASSETS
Beginning of Fiscal Year                                23,386,874        45,443,722
                                                   ---------------   ---------------
End of Fiscal Year (including undistributed net
  investment income of $0 and $913,988,
  respectively)                                    $    35,786,434   $    23,386,874
                                                   ===============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                            FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------
                                                     1999        1998        1997        1996        1995
                                                   --------    --------    --------    --------    --------
NET ASSET VALUE PER UNIT, BEGINNING OF YEAR        $  6.25     $  9.78     $ 10.18     $  9.65     $ 12.43
                                                   -------     -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.08        0.12+       0.08        0.08        0.05
Net Realized and Unrealized Gain (Loss) on
  Investments                                         1.84       (3.57)+     (0.42)       0.53       (2.66)
                                                   -------     -------     -------     -------     -------
Total from Investment Operations                      1.92       (3.45)      (0.34)       0.61       (2.61)
                                                   -------     -------     -------     -------     -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.31)      (0.08)      (0.06)      (0.08)      (0.03)
Net Realized Gain                                       --          --          --          --       (0.14)
In Excess of Net Investment Income                   (0.12)         --          --          --          --
                                                   -------     -------     -------     -------     -------
Total Distributions to Shareholders                  (0.43)      (0.08)      (0.06)      (0.08)      (0.17)
                                                   -------     -------     -------     -------     -------

NET ASSET VALUE PER UNIT, END OF YEAR              $  7.74     $  6.25     $  9.78     $ 10.18     $  9.65
                                                   =======     =======     =======     =======     =======
Total Return                                         33.00%     (35.54)%     (3.34)%      6.31%     (21.15)%
                                                   =======     =======     =======     =======     =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)             $35,786     $23,387     $45,444     $59,107     $49,295
Ratio to Average Net Assets
  Expenses                                            1.75%       1.76%       1.65%       1.69%       1.80%
  Net Investment Income                               0.73%       1.24%       0.62%       0.68%       0.55%
  Expenses without Reimbursement                      1.87%       1.82%       1.65%       1.69%       1.80%

------------------------
+ Based on amounts prior to Statement of Position 93-2 adjustments.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Emerging Markets Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 15, 1993.

The fund invests all of its investable assets in The Emerging Markets Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 21% at October 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $43,837 which were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended October 31, 1999 was to decrease undistributed net investment income by $52,138, increase accumulated net realized loss on investment and foreign currency transactions by $31,967 and increase paid-in-capital by $84,105. The adjustments are primarily attributable to foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $22,047,191, of which $1,159,298 expires in the year 2004, $15,741,713 expires in 2006, and $5,146,180 expires in 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc.("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $463.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios (the "master portfolios") in which the trust and the J.P. Morgan Institutional Funds invest and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended
      October 31, 1999, the fee for these services amounted to $8,070.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.75% of the average daily net assets of the fund until further notice. For the fiscal year ended October 31, 1999, Morgan has agreed to reimburse the fund $36,814 for expenses under this agreement.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25 % of the average daily net assets of the fund. For the fiscal year ended October 31, 1999, the fee for these services amounted to $77,984.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $622 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
Shares sold......................................        6,806,284         6,067,756
Reinvestment of dividends and distributions......          232,337            29,724
Shares redeemed..................................       (6,159,698)       (7,002,643)
                                                   ---------------   ---------------
Net Increase (Decrease)..........................          878,923          (905,163)
                                                   ===============   ===============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the new agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at October 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Emerging Markets Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Emerging Markets Equity Fund (one of the series constituting part of J.P. Morgan Funds, hereafter referred to as the "fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

The Emerging Markets Equity Portfolio

Annual Report October 31, 1999

(The following pages should be read in conjunction with the J.P. Morgan Emerging Markets Equity Fund
Annual Financial Statements)

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
COMMON STOCK (85.1%)
ARGENTINA (1.0%)
Perez Companc SA (Spon. ADR) (Oil-Services)......        33,542   $    402,504
Siderar Saic (Metals & Mining)...................       216,800        815,566
Telefonica de Argentina SA (Spon. ADR)
  (Telecommunications)...........................        20,100        515,062
                                                                  ------------
                                                                     1,733,132
                                                                  ------------
BRAZIL (1.1%)
Ceval Alimentos SA (Food, Beverages & Tobacco)...           731              1
Companhia Energetica de Minas Gerais SA (Spon.
  ADR Represents Non-Voting Shares)
  (Telecommunications)...........................        39,500        565,245
Perdigao SA (Food, Beverages & Tobacco)..........    30,885,895         44,303
Santista Alimentos SA (Food, Beverages &
  Tobacco).......................................       130,387         27,386
Seara Alimentos SA (Food, Beverages & Tobacco)...           731              0
Souza Cruz SA (Food, Beverages & Tobacco)........       199,600      1,140,110
                                                                  ------------
                                                                     1,777,045
                                                                  ------------

CHILE (4.7%)
Administradora de Fondos de Pensiones Provida SA
  (Spon. ADR) (Banking)..........................        51,900        895,275
Banco Santander Chile SA (Spon. ADR) (Banking)...        49,900        817,112
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............        83,183      1,388,116
Embotelladora Andina SA (ADR) (Food, Beverages &
  Tobacco).......................................        36,900        599,625
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)....................................        60,028        765,357
Enersis SA (Spon. ADR) (Electric)................        80,188      1,804,230
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
CHILE (CONTINUED)
Madeco SA (Spon. ADR) (Construction & Housing)...        73,962   $    730,375
Sociedad Quimica y Minera de Chile SA, Class A
  (Spon. ADR) (Chemicals)........................         1,261         34,835
Sociedad Quimica y Minera de Chile SA, Class B
  (Spon. ADR) (Chemicals)........................        25,240        733,537
                                                                  ------------
                                                                     7,768,462
                                                                  ------------

CHINA (0.5%)
Zhenhai Refining & Chemical Co. Ltd. Series H
  (Chemicals)....................................     3,928,100        798,814
                                                                  ------------

COLOMBIA (0.1%)
Cementos Diamante SA (ADR) (Building
  Materials).....................................        84,700         84,700
Corporacion Financiera Del Valle SA (Spon. ADR)
  (144A) (Banking)...............................         9,407          8,278
                                                                  ------------
                                                                        92,978
                                                                  ------------

CROATIA (0.4%)
Pliva D.D. (GDR) (144A) (Pharmaceuticals)........        55,860        608,874
                                                                  ------------

CZECH REPUBLIC (1.7%)
Ceske Energeticke Zavody AS (Electric)...........       309,200        800,130
SPT Telecom AS (Telecommunication Services)......       137,900      2,079,679
                                                                  ------------
                                                                     2,879,809
                                                                  ------------

EGYPT (0.6%)
MobiNil (Telecommunication Services).............        32,500        838,365
Paints & Chemicals Industry Co. (GDR) (144A)
  (Chemicals)....................................        34,600        218,845
                                                                  ------------
                                                                     1,057,210
                                                                  ------------

ESTONIA (0.3%)
Estonian Telecom Ltd. (GDR) (144A) (Holding
  Companies).....................................        33,200        526,220
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
GREECE (3.6%)
Alpha Credit Bank SA (Banking)...................        17,730   $  1,355,915
Hellenic Telecommunication Organization SA (OTE)
  (Telecommunications)...........................       116,791      2,474,819
National Bank of Greece SA (Banking).............        18,785      1,346,809
Silver & Baryte Ores Mining Co. SA (Metals &
  Mining)........................................             1             39
Titan Cement Co. SA (Building Materials).........         7,160        793,971
                                                                  ------------
                                                                     5,971,553
                                                                  ------------

HUNGARY (1.3%)
Borsodchem RT (Chemicals)+.......................         3,600        107,660
Matav RT (Telecommunications)....................       177,385      1,031,796
MOL Magyar Olaj-es Gazipari RT
  (Oil-Production)...............................        22,600        455,224
OTP Bank RT (Banking)............................        12,100        549,378
                                                                  ------------
                                                                     2,144,058
                                                                  ------------

INDIA (6.6%)
Asian Paints Ltd. (Manufacturing)................         6,517         57,563
Bajaj Auto Ltd. (Transportation).................        61,400        623,339
Hindalco Industries Ltd. (Spon. GDR) (Metals &
  Mining)+.......................................        18,500        392,200
ICICI Ltd. (Financial Services)..................       768,450      1,399,113
ITC Ltd. (Food, Beverages & Tobacco).............        58,900        944,856
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing).................................       163,200      3,541,440
Mahanagar Telephone Nigam Ltd. (GDR)
  (Telecommunication Services)...................        37,900        315,517
Reliance Industries Ltd. (GDR) (Diversified
  Manufacturing).................................        99,200      1,222,640
Tata Engineering & Locomotive Co. Ltd. (Spon.
  GDR) (Automotive)..............................       194,200      1,233,170
Wockhardt Ltd. (GDR) (Pharmaceuticals)...........       117,300      1,348,950
                                                                  ------------
                                                                    11,078,788
                                                                  ------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------

INDONESIA (2.8%)
P.T. Indosat (ADR) (Telecommunication
  Services)......................................        39,000   $    621,562
P.T. International Nickel Indonesia (Metals &
  Mining)........................................     1,467,200      1,327,465
P.T. Unilever Indonesia (Food, Beverages &
  Tobacco).......................................       260,105      2,810,654
                                                                  ------------
                                                                     4,759,681
                                                                  ------------

ISRAEL (4.7%)
Bank Hapoalim Ltd. (Banking).....................       439,223      1,044,239
Bank Leumi Le-Israel (Banking)...................       647,800      1,142,131
Bezeq Israeli Telecommunication Corp. Ltd.
  (Telephone)....................................       337,300      1,374,380
ECI Telecom Ltd. (Telecommunications
  Equipment).....................................        21,200        614,800
Israel Chemicals Ltd. (Chemicals)................       702,500        649,879
Koor Industries Ltd. (Spon. ADR) (Multi -
  Industry)......................................        62,100      1,047,937
Supersol Ltd. (Food, Beverages & Tobacco)........       239,800        682,447
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................        27,200      1,314,950
                                                                  ------------
                                                                     7,870,763
                                                                  ------------

MALAYSIA (1.0%)
Commerce Asset-Holding Berhad (Banking)..........        52,000        114,948
Gamuda Berhad (Construction & Housing)...........        71,000        142,935
Genting Berhad (Holding Companies)...............        50,000        178,948
IJM Corp. Berhad (Building Materials)............       154,000        115,095
Industrial Oxygen, Inc. Berhad (Agriculture).....       348,000        183,158
Malakoff Berhad (Agriculture)....................       102,000        238,895
Malayan Banking Berhad (Banking).................        70,000        237,632

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
MALAYSIA (CONTINUED)
Nestle Berhad (Food, Beverages & Tobacco)........        82,000   $    302,106
Telekom Malaysia Berhad (Telecommunications).....        52,000        160,106
                                                                  ------------
                                                                     1,673,823
                                                                  ------------

MEXICO (13.3%)
ALFA SA de CV (Multi - Industry).................       230,000        881,078
Cemex SA de CV (Spon. ADR) (Building
  Materials).....................................        82,443      1,854,967
Cemex SA de CV, B Shares (Building Materials)....             2              9
Cifra SA de CV (Retail)..........................       513,200        805,561
Controladora Comercial Mexicana SA de CV (Food,
  Beverages & Tobacco)...........................     1,099,100        908,260
Empaques Ponderosa SA de CV, Series B (Forest
  Products & Paper)+.............................       875,000        543,212
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)...........       155,128        397,515
Fomento Economico Mexicano SA de CV (Spon. ADR)
  (Food, Beverages & Tobacco)....................        24,600        807,188
Grupo Carso SA de CV, Class A (Multi -
  Industry)......................................       201,100        841,351
Grupo Financiero Banamex Accival, SA de CV, Class
  O (Financial Services).........................       599,600      1,497,052
Grupo Financiero Bancomer, SA de CV, Class O
  (Financial Services)...........................     2,083,100        551,455
Grupo Financiero Probursa SA de CV, Class B
  (Financial Services)...........................           231             24
Grupo Gigante SA de CV, Class B (Food,
  Beverages & Tobacco)...........................     1,330,000        497,066
Grupo Iusacell SA (ADR) (Telecommunications).....        97,082      1,152,849
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
MEXICO (CONTINUED)
Grupo Modelo SA de CV (Series C) (Food, Beverages
  & Tobacco).....................................       215,000   $    524,525
Grupo Radio Centro SA de CV (Spon. ADR)
  (Broadcasting & Publishing)....................        45,200        211,875
Grupo Televisa SA (Spon. GDR) (Broadcasting &
  Publishing)+...................................        50,000      2,125,000
Panamerican Beverages, Inc. (ADR) (Food,
  Beverages & Tobacco)...........................        34,500        554,156
Savia SA de CV (Agriculture).....................        25,800        551,475
Telefonos de Mexico SA de CV, Class L (Spon. ADR)
  (Telecommunications)...........................        78,571      6,717,821
Tubos de Acero de Mexico SA (Manufacturing)......        76,640        823,486
                                                                  ------------
                                                                    22,245,925
                                                                  ------------

PAKISTAN (1.2%)
Hub Power Co. Ltd. (Spon. GDR) (Utilities).......       124,600      1,027,950
Pakistan State Oil Co. Ltd. (Oil-Production)+....       247,441        655,916
Pakistan Telecommunications Corp. (Spon. GDR)
  (144A) (Telecommunications)....................        10,707        385,452
                                                                  ------------
                                                                     2,069,318
                                                                  ------------

PERU (1.3%)
Banco Latinoamericano de Exportaciones Ltd.
  (Banking)......................................        35,600        852,175
Cementos Pacasmayo SAA (Building Materials)......     1,225,184        578,206
Compania de Minas Buenaventura SA (Spon. ADR)
  (Metals & Mining)..............................        43,800        744,600
                                                                  ------------
                                                                     2,174,981
                                                                  ------------

PHILIPPINES (1.2%)
Equitable PCI Bank (Banking).....................       142,350        251,727
First Philippine Holdings Corp., Class B (Multi -
  Industry)......................................       413,740        350,365

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
PHILIPPINES (CONTINUED)
Manila Electric Co., Class B (Electric)..........       224,913   $    616,199
Philippine Long Distance Telephone Co. (Spon.
  ADR) (Telecommunications)......................        39,604        814,357
                                                                  ------------
                                                                     2,032,648
                                                                  ------------
POLAND (1.8%)
Bank Slaski SA (Banking).........................         4,630        252,346
Elektrim Spolka Akcyjna SA (Electrical
  Equipment).....................................       154,207      1,333,781
Telekomunikacja Polska SA (GDR) (144A)
  (Telecommunication Services)...................       233,800      1,174,845
Wielkopolski Bank Kredytowy SA (Banking).........        34,418        202,267
                                                                  ------------
                                                                     2,963,239
                                                                  ------------

RUSSIA (0.4%)
Surgutneftegaz (Spon. ADR) (Oil-Production)......        85,200        702,900
                                                                  ------------

SLOVAKIA (0.4%)
Slovakofarma AS (Pharmaceuticals)................        12,700        610,951
                                                                  ------------

SOUTH AFRICA (12.2%)
Anglo American PLC (Metals & Mining)+............        17,800        947,203
AngloGold Ltd. (Metals & Mining).................        24,817      1,401,374
Billiton PLC (Metals & Mining)...................       368,400      1,606,681
BOE Ltd. (Financial Services)....................     2,471,300      2,155,586
De Beers Consolidated Mines Ltd. (Centenary
  Linked Units) (Metals & Mining)................        93,900      2,564,087
Highveld Steel & Vanadium Corp. Ltd. (Metals &
  Mining)........................................       250,703        652,762
Iscor Ltd. (Metals & Mining).....................     5,582,200      2,162,009
Liberty Life Association of Africa Ltd.
  (Insurance)....................................       144,611      1,341,378
Sanlam Ltd. (Financial Services).................     1,049,600      1,204,171
Sappi Ltd. (Forest Products & Paper)+............       134,900      1,117,390
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
SOUTH AFRICA (CONTINUED)
Sasol Ltd. (Oil-Production)......................       148,500   $  1,014,965
South African Breweries Ltd. (Food, Beverages &
  Tobacco).......................................       162,064      1,418,874
Standard Bank Investment Corp. Ltd. (Banking)....       454,696      1,553,873
Wooltru Ltd. (Metals & Mining)...................       762,143      1,302,270
                                                                  ------------
                                                                    20,442,623
                                                                  ------------

SOUTH KOREA (8.4%)
Daehan City Gas Co. (Gas-Pipelines)..............        35,650      1,031,309
Daewoo Heavy Industries (Transport & Services)...        12,574         20,756
Hansol Paper (Spon. GDR) (Forest Products &
  Paper).........................................         1,081          5,135
Hansol Paper Co. Ltd. (GDS) (Forest Products &
  Paper).........................................         1,748          8,303
Hanwha Chemical Corp. (Chemicals)+...............       128,771      1,164,790
Housing & Commercial Bank (GDR) (144A)
  (Banking)......................................       100,905      2,673,983
Hyundai Motor Co. Ltd. (Spon. GDR)
  (Automotive)...................................        43,300        385,370
Korea Electric Power Corp. (Electric)............       114,096      3,338,699
Korea Telecom Corp. (Spon. ADR)
  (Telecommunication Services)+..................        46,809      1,650,017
Pohang Iron & Steel Co. Ltd. (Metals & Mining)...        10,600      1,272,530
Samsung Co. Ltd. (Spon. GDR) (Electronics)+......         3,048         24,140
Samsung Electronics (GDR) (144A)
  (Electronics)+.................................         8,910        755,123
Samsung Fire & Marine Insurance (Insurance)......        39,770      1,757,240
                                                                  ------------
                                                                    14,087,395
                                                                  ------------

TAIWAN (6.7%)
Asia Cement Corp. (GDR) (144A) (Building
  Materials).....................................       832,832        655,979
Asia Cement Corp. (GDS) (Building Materials).....        58,943        527,537
Asustek Computer Inc. (Computer Systems).........       129,000      1,353,402

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
TAIWAN (CONTINUED)
Cathay Life Insurance Co. Ltd. (Insurance).......       618,000   $  1,596,596
China Steel Corp. (Metals & Mining)..............     1,722,050      1,323,818
China Steel Corp. (Spon. GDR) (Metals &
  Mining)........................................        41,806        703,386
Evergreen Marine Corp. (Transport & Services)....       860,720        805,399
Evergreen Marine Corp. (Spon. GDR) (Transport &
  Services)......................................         4,816         51,892
Nan Ya Plastic Corp. (Chemicals).................       554,000        968,714
President Enterprises Corp. (GDR) (144A) (Food,
  Beverages & Tobacco)...........................       107,511        698,822
Siliconware Precision Industries Co.
  (Semiconductors)...............................       954,000      1,713,231
Siliconware Precision Industries Co. (GDR)
  (Semiconductors)+..............................        18,346        197,678
Yang Ming Marine Transport (Transportation)......     1,118,860        623,939
                                                                  ------------
                                                                    11,220,393
                                                                  ------------

THAILAND (1.8%)
Advanced Info Service Public Co. Ltd.
  (Telecommunications)...........................        50,700        591,062
Bangkok Bank Public Co. Ltd. (Banking)...........       251,900        587,331
Banpu Public Co. Ltd. (Metals & Mining)..........       239,000        349,831
Dhana Siam Finance and Securities Public Co. Ltd.
  (Financial Services)(f)........................           136              0
Shinawatra Computer Public Co. Ltd. (Computer
  Systems).......................................       113,900        469,173
Siam Cement Public Co. Ltd. (Building
  Materials)+....................................        36,100        935,232
                                                                  ------------
                                                                     2,932,629
                                                                  ------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
TURKEY (3.5%)
Aksa Akrilik Kimya Sanayii AS (Textiles).........     8,604,000   $    173,594
Arcelik AS (Appliances & Household Durables).....    19,585,000        723,077
Eregli Demir Ve Celik Fabrikalari AS (Metals &
  Mining)........................................    51,559,000      1,286,911
Ford Otomotive Sanayii AS (Automotive)+..........    33,243,000        504,761
Haci Omer Sabanci Holding AS (Holding
  Companies).....................................    17,848,000        529,014
Migros Turk AS (Food, Beverages & Tobacco).......     1,281,000        552,879
Petrol Ofisi AS (Gas-Pipelines)..................     1,434,784        247,701
Turkiye Is Bankasi (Banking).....................    32,317,875        638,600
Yapi ve Kredi Bankasi AS (Banking)...............    76,697,677      1,116,716
                                                                  ------------
                                                                     5,773,253
                                                                  ------------

VENEZUELA (2.5%)
C.A. La Electricidad de Caracas (Electric).......     2,465,724        929,570
Ceramica Carabobo CA, Class A (Spon. ADR)
  (Building Materials)...........................        85,176        106,470
Ceramica Carabobo CA, Class B (Spon. ADR)
  (Building Materials)...........................        21,266         26,583
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services).............        84,500      2,181,156
Corimon CA (Chemicals)+..........................           675              2
International Briquettes Holding, Inc. (Metals &
  Mining)........................................        36,166         79,113
Mavesa SA (Spon. ADR) (Food, Beverages &
  Tobacco).......................................       257,230        819,921
                                                                  ------------
                                                                     4,142,815
                                                                  ------------
  TOTAL COMMON STOCK (COST $140,162,499).........                  142,140,280
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
PREFERRED STOCK (8.4%)
BRAZIL (5.0%)
Compania Paranaense de Energia-Copel
  (Utilities)....................................   162,576,000   $  1,099,365
Copene Petroquimica do Nordeste SA (Chemicals)...     4,167,000        783,431
Embratel Participacoes SA (ADR)
  (Telecommunication Services)...................        72,117        928,506
Petroleo Brasileiro SA (Oil-Production)..........     6,340,000      1,008,469
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)...................        95,443      1,610,601
Ultrapar Participacoes SA (Spon. ADR) (Holding
  Companies).....................................        42,000        467,250
Usinas Siderurgicas de Minas Gerais SA (ADR)
  (Metals & Mining)..............................       276,700        913,110
Votorantim Celulose e Papel SA (ADR) (Forest
  Products & Paper)..............................       101,950      1,529,250
                                                                  ------------
                                                                     8,339,982
                                                                  ------------
COLOMBIA (0.4%)
Bancolombia SA (Spon. ADR) (Banking).............       158,500        688,484
                                                                  ------------

GREECE (0.0%)
Delta Dairy SA (Food, Beverages & Tobacco).......           697         25,786
                                                                  ------------

SOUTH KOREA (3.0%)
Samsung Corp. (Spon. GDR) (144A) (Electronics)...         3,199         19,418
Samsung Electronics (Spon. GDR) (Electronics)....        85,249      5,008,379
                                                                  ------------
                                                                     5,027,797
                                                                  ------------
  TOTAL PREFERRED STOCK (COST $13,514,807).......                   14,082,049
                                                                  ------------

                                                      PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT{::}         VALUE
-------------------------------------------------  ----------------  -------------
CONVERTIBLE BONDS (1.1%)
TAIWAN (1.1%)
Taiwan Semiconductor Manufacturing Co. 0.00% due
  07/03/02 (Manufacturing) (cost $1,752,548).....  $     1,200,000   $  1,788,000
                                                                     ------------

                                                       UNITS
                                                   -------------
PARTNERSHIPS (1.3%)
RUSSIA (1.3%)
New Century Holdings Ltd. (Partnership III; Group
  B) (f)+........................................           800        120,000
New Century Holdings Ltd. (Partnership IV; Group
  I) (f)+........................................           900        236,700
New Century Holdings Ltd. (Partnership V; Group
  I) (f)+........................................         1,600        435,200
New Century Holdings Ltd. (Partnership X) (f)+...         2,617      1,008,068
New Century Holdings Ltd. (Partnership XIV;
  Group I) (f)+..................................         2,500        290,250
                                                                  ------------
  TOTAL PARTNERSHIPS (COST $7,240,200)...........                    2,090,218
                                                                  ------------

                                                      SHARES
                                                   -------------
PRIVATE PLACEMENTS (2.2%)
INDIA (2.2%)
Aptech Ltd. Series B Participatory Notes,
  04/16/02 (Computer Software)...................       103,400      2,097,055
Hindalco Industries Ltd. Participatory Notes,
  03/31/02 (Metals & Mining).....................        50,000        841,200

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------
INDIA (CONTINUED)
Mahanagar Telephone Nigam Ltd. Participatory
  Notes, 04/19/02 (Telecommunication Services)...       203,000   $    816,466
                                                                  ------------
  TOTAL PRIVATE PLACEMENTS (COST $3,848,980).....                    3,754,721
                                                                  ------------

                                                      PRINCIPAL
                                                      AMOUNT{::}
                                                   ----------------
SHORT-TERM INVESTMENTS (2.0%)
REPURCHASE AGREEMENT (2.0%)
State Street Bank and Trust Co., 4.25% due
  11/01/99, dated 10/29/99, proceeds $3,339,182
  (collateralized by US Treasury Note, 5.50% due
  03/31/03, valued at $3,408,828) (Banking)
  (cost $3,338,000)..............................  $     3,338,000      3,338,000
                                                                     ------------
TOTAL INVESTMENTS
  (COST $169,857,034) (100.1%).....................................   167,193,268
LIABILITIES IN EXCESS OF OTHER
  ASSETS (-0.1%)...................................................      (139,658)
                                                                     ------------
NET ASSETS (100.0%)................................................  $167,053,610
                                                                     ============


------------------------------
Note: Based on the cost of investments of $183,025,473 for federal income tax purposes at October 31, 1999 the aggregate gross unrealized appreciation and depreciation was $27,177,231 and $43,009,436, respectively, resulting in net unrealized depreciation of $15,832,205.

+ - Non-income producing security

{::} - Denominated in USD unless otherwise indicated.

ADR - American Depositary Receipt

ADS - American Depositary Shares

GDR - Global Depositary Receipt

GDS - Global Depositary Shares

Spon. ADR - Sponsored ADR

Spon. GDR - Sponsored GDR

USD - United States Dollar

144A - Securities restricted for resale to Qualified Institutional Buyers.

(f) - Fair valued security. Approximately 1.3% of the market value of the securities have been valued at fair value. (See Notes 1a and 4)

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Agriculture.......................................         0.6%
Appliances & Household Durables...................         0.4%
Automotive........................................         1.3%
Banking...........................................        11.8%
Broadcasting & Publishing.........................         1.4%
Building Materials................................         3.4%
Chemicals.........................................         3.3%
Computer Software.................................         1.2%
Computer Systems..................................         1.1%
Construction & Housing............................         0.8%
Diversified Manufacturing.........................         2.8%
Electric..........................................         4.5%
Electrical Equipment..............................         0.8%
Electronics.......................................         3.5%
Financial Services................................         4.1%
Food, Beverages & Tobacco.........................         8.0%
Forest Products & Paper...........................         1.9%
Gas - Pipelines...................................         0.8%
Holding Companies.................................         1.0%
Insurance.........................................         2.8%
Manufacturing.....................................         1.6%
Metals & Mining...................................        12.4%
Multi-Industry....................................         1.9%
Oil Production....................................         2.3%
Oil Services......................................         0.2%
Partnerships......................................         1.3%
Pharmaceuticals...................................         2.3%
Retail............................................         0.5%
Semiconductors....................................         1.1%
Telecommunication Services........................         8.2%
Telecommunications................................         8.5%
Telecommunications Equipment......................         0.4%
Telephone.........................................         0.8%
Textiles..........................................         0.1%
Transport & Services..............................         0.5%
Transportation....................................         0.7%
Utilities.........................................         1.7%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $169,857,034 )          $167,193,268
Cash                                                        328
Foreign Currency at Value (Cost $377,398)               371,738
Receivable for Investments Sold                         515,007
Dividend and Interest Receivable                        676,427
Prepaid Trustees' Fees                                    5,761
Prepaid Expenses and Other Assets                         1,330
                                                   ------------
    Total Assets                                    168,763,859
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     1,385,798
Advisory Fee Payable                                    141,358
Custody Fee Payable                                      78,433
Accrued Foreign Capital Gains Taxes                      40,934
Administrative Services Fee Payable                       3,556
Fund Services Fee Payable                                    95
Accrued Expenses                                         60,075
                                                   ------------
    Total Liabilities                                 1,710,249
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $167,053,610
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $395,190 )                                                  $  3,917,829
Interest Income                                                       119,457
                                                                 ------------
    Investment Income                                               4,037,286
EXPENSES
Advisory Fee                                       $  1,648,556
Custodian Fees and Expenses                             378,569
Professional Fees and Expenses                           53,460
Administrative Services Fee                              42,701
Printing Expenses                                         8,088
Fund Services Fee                                         3,334
Administration Fee                                        2,073
Trustees' Fees and Expenses                               1,561
Insurance Expense                                         1,092
Amortization of Organization Expense                         62
Miscellaneous                                               429
                                                   ------------
    Total Expenses                                                  2,139,925
                                                                 ------------
NET INVESTMENT INCOME                                               1,897,361
NET REALIZED LOSS ON INVESTMENTS
  Investment Transactions (including foreign
    capital gains tax of $125,410)                  (30,471,553)
  Foreign Currency Contracts and Transactions          (556,672)
                                                   ------------
    Net Realized Loss                                             (31,028,225)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments (net of foreign capital gains tax
    of $40,934)                                      76,337,039
  Foreign Currency Contracts and Translations           (15,836)
                                                   ------------
    Net Change in Unrealized Appreciation                          76,321,203
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $ 47,190,339
                                                                 ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     1,897,361   $     4,717,244
Net Realized Loss on Investments                       (31,028,225)     (186,695,773)
Net Change in Unrealized Appreciation of
  Investments and Foreign Currency Contracts and
  Translations                                          76,321,203        24,461,955
                                                   ---------------   ---------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         47,190,339      (157,516,574)
                                                   ---------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          168,310,686       292,356,504
Withdrawals                                           (193,661,035)     (786,290,579)
                                                   ---------------   ---------------
    Net Decrease from Investors' Transactions          (25,350,349)     (493,934,075)
                                                   ---------------   ---------------
    Total Increase (Decrease) in Net Assets             21,839,990      (651,450,649)
NET ASSETS
Beginning of Fiscal Year                               145,213,620       796,664,269
                                                   ---------------   ---------------
End of Fiscal Year                                 $   167,053,610   $   145,213,620
                                                   ===============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   --------------------------------------
                                                    1999    1998    1997    1996    1995
                                                   ------  ------  ------  ------  ------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                          1.30%   1.30%   1.20%   1.23%   1.31%
  Net Investment Income                             1.14%   1.32%   1.10%   1.14%   1.07%
  Portfolio Turnover                                  87%     44%     55%     31%     41%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The portfolio commenced operations on November 15, 1993. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures, actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked price in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus the accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period when net assets are valued. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   d) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   e) The portfolio incurred organization expenses in the amount of $7,629 which were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations. At October 31, 1999, the portfolio had no open forward foreign currency contracts.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan & Co. Inc. ("J.P. Morgan"). Under the terms of the Agreement, the portfolio pays JPMIM at an annual rate of 1.00% of the portfolio's average daily net assets. For the fiscal year ended October 31, 1999, such fees amounted to $1,648,556.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share to an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999 the fee for these services amounted to $2,073.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which JPMIM provides similar service and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $42,701.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $3,334 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $600.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1999 were as follows:

COST OF         PROCEEDS
PURCHASES      FROM SALES
---------     ------------
$137,488,888  $162,924,964

4. RESTRICTED SECURITIES

                                                   SHARES  DATE ACQUIRED  U.S. $ COST
                                                   ------  -------------  -----------
New Century Holdings Ltd. Partnership III........     800       4/11/94   $  492,000
New Century Holdings Ltd. Partnership IV.........     900       6/16/94      900,000
New Century Holdings Ltd. Partnership V..........   1,600       11/9/94      731,200
New Century Holdings Ltd. Partnership X..........   2,617       1/21/97    2,617,000
New Century Holdings Ltd. Partnership XIV........   2,500       9/22/97    2,500,000

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note 1a. The value of these securities at October 31, 1999 is $2,090,218 representing 1.3% of the portfolio's net assets.

5. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Emerging Markets Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Emerging Markets Equity Portfolio (the "portfolio") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for the each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

J.P. MORGAN FUNDS

   FEDERAL MONEY MARKET FUND

   PRIME MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

   SHORT TERM BOND FUND

   BOND FUND

   EMERGING MARKETS DEBT FUND

   GLOBAL STRATEGIC INCOME FUND

   TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: SELECT SHARES

   NEW YORK TAX EXEMPT BOND FUND

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   TAX AWARE U.S. EQUITY FUND: SELECT SHARES

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   U.S. SMALL COMPANY OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND

   EUROPEAN EQUITY FUND

   GLOBAL 50 FUND: SELECT SHARES

   INTERNATIONAL EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND



FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.
IM0767M


J.P. MORGAN
EMERGING MARKETS EQUITY FUND


ANNUAL REPORT
October 31, 1999